Exhibit 32.2

Mechanical Technology, Incorporated
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

In connection with the Quarterly Report on Form 10-Q of Mechanical Technology, Incorporated (the “Company”) for the three month period ended March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Frederick W. Jones, Acting Chief Financial Officer of the Company, certify, pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, (18 U.S.C. Sections 1350(a) and (b)), that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

(2)	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 12, 2011	/S/ FREDERICK W. JONES
Frederick W. Jones
Acting Chief Financial Officer
(Principal Financial Officer)